JPMORGAN SMARTRETIREMENT BLEND FUNDS

JPMorgan SmartRetirement® Blend 2045 Fund

(the “Fund”)

(Class R2 Shares)

(a series of JPMorgan Trust I)

Supplement dated July 7, 2017

to the Prospectus and Summary Prospectus

dated November 1, 2016, as supplemented

MODIFICATION OF BROAD-BASED INDEX. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Index previously used by the Fund was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return) (the “Old Index”). Going forward, the S&P Target Date Retirement Index used by the Fund will be comprised of underlying indices of securities (the “New Index”). In addition, the Old Index has been discontinued. As a result, performance for the New Index prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). Performance prior to June 1, 2017 listed under the New Index will therefore be lower than such performance listed under the Old Index. The name of the Fund’s S&P Target Date Retirement Index will not change and there will be no change in the Fund’s investment strategies as a result of the change.

The following “The Fund’s Past Performance” and “Average Annual Total Return” table in the “Risk/Return Summary” section of the Prospectus replace the corresponding paragraph and table on page 56-57 of the Prospectus.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2045 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2045 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS R2 SHARES
Return Before Taxes	(1.75)%	8.78%
Return After Taxes on Distributions	(2.41)	8.03
Return After Taxes on Distributions and Sale of Fund Shares	(0.97)	6.51
S&P TARGET DATE 2045 INDEX (New Index)[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.46)	10.02
S&P TARGET DATE 2045 INDEX (Old Index)[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.21)	9.37
LIPPER MIXED-ASSET TARGET 2045 FUNDS INDEX[2]
(Reflects No Deduction for Taxes)	(1.51)	9.52

1	On June 1, 2017, the methodology used to calculate the S&P Target Date 2045 Index was changed. Prior to June 1, 2017, the S&P Target Date 2045 Index was comprised of ETFs, adjusted to remove the impact of ETF fees. Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities.

2	The Fund commenced operations on 7/2/12. Performance for the benchmark is from 7/31/12.

SUP-SRB2045-R2-717

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE